Exhibit 10.7
Sixth Amendment to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan
 effective  January  1,  2002


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                                 SIXTH AMENDMENT
                                       TO
            NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, NBT BANCORP INC. (the "Employer") sponsors and maintains the NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") for the benefit of certain of its employees; and

     WHEREAS, Section 11.1 of the Plan authorizes the Employer to amend the Plan; and

     WHEREAS, the Employer desires to amend the Plan to reflect certain statutory and regulatory changes to the minimum distribution requirements. In all other respects, the Plan shall remain unchanged by this Amendment. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan years beginning after December 31, 2001.

     NOW  THEREFORE,  the  Plan  is  amended  as  follows:

                                    ARTICLE I
                                  GENERAL RULES

1.1  Effective Date. The provisions of this Amendment will apply for
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     purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.1.2 Precedence. The requirements of
                                               ----------
     this Amendment will take precedence over any inconsistent provisions of the Plan.

1.3  Requirements of Treasury Regulations Incorporated. All distributions
     -------------------------------------------------
     required under this Amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.4  TEFRA  Section  242(b)(2)  Elections.  Notwithstanding the other provisions
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     of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.


                                   ARTICLE II
                         TIME AND MANNER OF DISTRIBUTION

2.1  Required  Beginning  Date.  The  Participant's  entire  interest  will  be
     -------------------------
     distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.


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2.2  Death  of  Participant  Before  Distributions  Begin.  If  the  Participant
     -----------------------------------------------
     dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

          (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 , if later.

          (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

          For purposes of this Section 2.2 and Article IV, unless Section 2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a).


2.3  Forms  of  Distribution.  Unless  the Participant's interest is distributed
     -----------------------
     in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Articles 3 and 4 of this Amendment.

                                   ARTICLE III
          REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

3.1  Amount  of  Required  Minimum  Distribution  For Each Distribution Calendar
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     Year. During the Participant's lifetime, the minimum amount that will be
     ----
     distributed for each distribution calendar year is the lesser of:

     (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or


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     (b) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

3.2  Lifetime  Required  Minimum  Distributions  Continue  Through  Year  of
     -----------------------------------------------------------------------
     Participant's Death. Required minimum distributions will be determined
     -------------------
     under this Article 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                                   ARTICLE IV
            REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

4.1  Death  On  or  After  Date  Distributions  Begin.
     ------------------------------------------------

          (a) Participant Survived by Designated Beneficiary. If the Participant
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          dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

          (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

          (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

          (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

     (b) No Designated Beneficiary. If the Participant dies on or after the date
         -------------------------
     distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed


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     for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2  Death  Before  Date  Distributions  Begin.
     -----------------------------------------

     (a) Participant Survived by Designated Beneficiary. Except as provided in
         ----------------------------------------------
     Article VI, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 4.1.

     (b) No Designated Beneficiary. If the Participant dies before the date
         -------------------------
     distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are
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     Required to Begin. If the Participant dies before the date distributions
     -----------------
     begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this
     Section 4.2 will apply as if the surviving spouse were the Participant.

                                    ARTICLE V
                                   DEFINITIONS

5.1  Designated  beneficiary.  The  individual  who  is  designated  as  the
     -----------------------
     Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2  Distribution  calendar  year.  A  calendar  year  for  which  a  minimum
     --------------------------
     distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section
     2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3  Life  expectancy.  Life  expectancy  as  computed by use of the Single Life
     ---------------
     Table in Section 1.401(a)(9)-9 of the Treasury regulations.


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5.4  Participant's  account  balance.  The  account  balance  as  of  the  last
     -------------------------------
     valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5  Required  beginning  date.  The  date  specified  in  the  Plan  when
     -------------------------
     distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

                                   ARTICLE VI
                                    ELECTIONS

6.1     Election to Permit Participants or Beneficiaries to Elect 5-Year Rule.
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     Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of this Amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 2.2 of this Amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the
      Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of this
                                   Amendment.

6.2  Election  to  Apply  5-Year  Rule  to  Distributions  to  Designated
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     Beneficiaries.
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     If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the 31st day of December 2003.

                    NBT BANCORP INC.

                    B Y:   /S/ MICHAEL J. CHEWENS
                           SIGNATURE

                    TITLE: CORPORATE SECRETARY
                    DATE:  12/31/2003


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